                                                                   EXHIBIT 32.1


                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    I, Michael R. Mulcahy, President and Chief Executive Officer of Trans-Lux Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 to the best of my knowledge, that:

    (1) The Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m or 78o(d)); and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Michael R. Mulcahy
                                       ----------------------------------------
Date:  April 30, 2009                  Michael R. Mulcahy
                                       President and Chief Executive Officer


This Certification accompanies this Form 10-K/A as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.